UNITED STATES
SECURITIES & EXCHANGE COMMISSION
WASHINGTON, D.C. 20449

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   July 19, 2007

Delta Woodside Industries, Inc.
(Exact Name of Registrant as Specified in Its Charter)

South Carolina
(State of Other Jurisdiction
of Incorporation)

1-10095	57-0535180
(Commission File Number)	(IRS Employer Identification No.)

700 North Woods Drive, Fountain Inn, South Carolina 29644
(Address of Principal Executive Offices) (Zip Code)

(864) 255-4100
(Registrant's Telephone Number
Including Area Code)

Not Applicable
(Former Name or Former Address,
if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

As previously disclosed, on October 13, 2006, Delta Woodside Industries, Inc. (“Delta Woodside”), Delta Mills, Inc. (“Delta Mills”) and Delta Mills Marketing, Inc. (“DMMI”) (collectively referred to as the “Companies” or the “Debtors”) filed voluntary petitions for bankruptcy protection under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).  The Debtors’ Chapter 11 cases are being jointly administered by the Bankruptcy Court under case number 06-11144.

On July 19, 2007, the Bankruptcy Court approved the proposed Disclosure Statement Regarding First Amended Joint Plan of Liquidation proposed by the Debtors (the “Disclosure Statement”) with respect to the First Amended Joint Plan of Liquidation proposed by the Debtors (the “Liquidation Plan”).  In approving the Disclosure Statement, the Bankruptcy Court overruled any and all objections, to the extent not previously withdrawn, to the approval of the Disclosure Statement, except for objections by GMAC Commercial Finance, LLC (“GMAC”) regarding certain uncertainties and unresolved issues related to GMAC, the GMAC Factoring Agreement (as that term is defined in the Liquidation Plan), and the collection of certain accounts receivable, which issues GMAC may be heard on at the confirmation hearing notwithstanding the Bankruptcy Court’s approval of the Disclosure Statement.

The Debtors will serve the Disclosure Statement, including a copy of the Liquidation Plan, on all holders of claims and interests entitled to vote on the Liquidation Plan in order to solicit approval of the Liquidation Plan.  The Disclosure Statement is attached hereto as Exhibit 99.1.  The Liquidation Plan is Exhibit A to the Disclosure Statement, and is part of Exhibit 99.1.  The Bankruptcy Court’s order approving the proposed Disclosure Statement regarding the Liquidation Plan is attached hereto as Exhibit 99.2.  Among other matters, the Liquidation Plan provides that the shares of common stock of Delta Woodside will be cancelled and extinguished on the Effective Date (as defined in the Liquidation Plan) and holders thereof shall not be entitled to and shall not receive any property on account of such shares.

The Disclosure Statement has been prepared in accordance with Section 1125 of the Bankruptcy Code and Rule 3016 of the Federal Rules of Bankruptcy Procedure and not in accordance with federal or state securities laws or other rules governing disclosure outside the context of Chapter 11 of the Bankruptcy Code.  The Liquidation Plan and the Disclosure Statement have been prepared solely for the purpose of complying with the requirements of the Bankruptcy Code and the Federal Rules of Bankruptcy Procedure and should not be used for investment purposes.  Any information in the Liquidation Plan or the Disclosure Statement should not be viewed as indicative of future results.  The statements made in the Disclosure Statement are made only as of the date thereof, and there can be no assurance that the statements contained in the Disclosure Statement will be correct at any subsequent time.

The Liquidation Plan and Disclosure Statement are being furnished for informational purposes only and are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.  Registration statements or other documents filed with the U.S. Securities and Exchange Commission shall not incorporate the Liquidation Plan or the Disclosure Statement or any other information set forth in this Current Report on Form 8-K by reference, except as otherwise expressly stated in such filing.  This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the report.

Item 9.01.  Financial Statements and Exhibits.

99.1
Disclosure Statement Regarding First Amended Joint Plan of Liquidation Proposed by Delta Mills, Inc., Delta Woodside Industries, Inc. and Delta Mills Marketing, Inc. dated July 17, 2007 and filed with the U.S. Bankruptcy Court for the District of Delaware (Case No. 06-11144 (CSS), jointly administered).

99.2
Order Approving Proposed Disclosure Statement Regarding First Amended Joint Plan of Liquidation Proposed by Delta Mills, Inc., Delta Woodside Industries, Inc., and Delta Mills Marketing, Inc., entered by the United States Bankruptcy for the District of Delaware on July 19, 2007 (Case No. 06-11144 (CSS), jointly administered).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA WOODSIDE INDUSTRIES, INC.

Date: July 26, 2007	By:	/s/ W. H. Hardman, Jr._______
W.H. Hardman, Jr.
Chief Financial Officer

Exhibits

99.1
Disclosure Statement Regarding First Amended Joint Plan of Liquidation Proposed by Delta Mills, Inc., Delta Woodside Industries, Inc. and Delta Mills Marketing, Inc. dated July 17, 2007 and filed with the U.S. Bankruptcy Court for the District of Delaware (Case No. 06-11144 (CSS), jointly administered).

99.2
Order Approving Proposed Disclosure Statement Regarding First Amended Joint Plan of Liquidation Proposed by Delta Mills, Inc., Delta Woodside Industries, Inc., and Delta Mills Marketing, Inc., entered by the United States Bankruptcy for the District of Delaware on July 19, 2007 (Case No. 06-11144 (CSS), jointly administered).